Summary Prospectus February 1, 2010 American Century Investments® Target 2010 Fund
Investor Class: BTTNX Advisor Class: ACTRX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated February 1, 2010, as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated September 30, 2009. The fund's SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks the highest return consistent with investment in U.S. Treasury securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor
Maximum Account Maintenance Fee	$25(1)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor
Management Fee	0.56%	0.56%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.57%	0.82%

1	Applies only to investors whose total eligible investments with American Century Investments are less than $10,000.

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$58	$183	$319	$714
Advisor Class	$84	$262	$456	$1,014

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

The fund invests primarily in zero-coupon U.S. Treasury securities and their equivalents, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S. government agency securities. Zero-coupon securities make no periodic interest or principal payments. Instead, they trade at a deep discount to their face value and all of the interest and principal is paid when the securities mature.

The fund is managed to mature in the year 2010 and will be liquidated near the end of its target year. Shareholders may incur tax liability as a result of the fund's liquidation. Because Target 2010 has reached its target maturity year, the portfolio managers may begin buying traditional coupon-bearing securities consistent with the fund's investment objective and strategy. Additionally, as the fund's zero-coupon securities mature, the proceeds from the retirement of these securities may be invested in zero-coupon securities, traditional coupon-bearing debt securities and cash equivalent securities.

If shares of the fund are held until the fund is liquidated and all distributions are reinvested, the fund’s performance should be similar to an investment in a zero-coupon U.S. Treasury security with the same term to maturity as the fund. The advisor expects that shareholders who hold their shares until the fund is liquidated and reinvest all distributions will realize an investment return and maturity value that do not differ significantly from the anticipated growth rate and anticipated value at maturity calculated on the day the shares were purchased.

When determining whether to sell a security, the portfolio managers consider, among other things, the fund's average maturity, current and anticipated changes in interest rates, current valuation relative to alternatives in the market, general market conditions and any other factors deemed relevant by the portfolio managers.

Securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities are supported by the full faith and credit of the U.S. government. Zero-coupon U.S. government agency securities that are ultimately backed by securities or payment obligations of the U.S. Treasury and are considered by the market to be of comparable credit quality, such as Resolution Funding Corporation (REFCORP) bonds, are considered to be zero-coupon U.S. Treasury equivalents by the fund's managers. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank, are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies or instrumentalities are authorized to borrow from the U.S. Treasury to meet their obligations.

The fund's principal risks include:

•
Interest Rate Risk – Generally, when interest rates rise, the fund’s share value will decline. The opposite is true when interest rates decline. Funds with longer weighted average maturities are more sensitive to interest rate changes.

•
Unanticipated Capital Gains or Losses – When shareholders redeem their shares before the target maturity date, the fund may need to liquidate holdings to meet these requirements and unanticipated capital gains or losses may result. The fund will distribute these capital gains or losses to all shareholders.

•
Zero-Coupon U.S. Treasury Correlation – Although the fund's investment policies are designed to provide an investment that is similar to investing in a zero-coupon U.S. Treasury security that matures in the year 2010, a precise forecast of the fund's final maturity value and yield to maturity is not possible.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows results for a zero-coupon U.S. Treasury security (STRIPS Issue) with a maturity date similar to the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.

Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Highest Performance Quarter (3Q 2002): 11.97% Lowest Performance Quarter (2Q 2004): -4.53%

For the calendar year ended December 31, 2009	1 year	5 years	10 years
Investor Class Return Before Taxes	0.32%	3.91%	7.00%
Return After Taxes on Distributions	-1.26%	2.26%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	0.55%	2.45%	4.91%
Advisor Class Return Before Taxes	0.07%	3.65%	6.74%
11/15/2010 STRIPS Issue (reflects no deduction for fees, expenses or taxes)	0.35%	4.45%	7.57%
BofA Merrill Lynch 10+ Year US Treasury Index(1) (reflects no deduction for fees, expenses or taxes)	-13.04%	5.21%	7.60%

1	Formerly Merrill Lynch 10+ Year Treasury Total Return Index.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor in 1983.

Brian Howell, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2008, and has served on teams managing fixed-income investments since joining the advisor in 1987.

James E. Platz, CFA, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2008, and has served on teams managing fixed-income investments since joining the advisor in 2003.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the fund on any business day through our Web site at americancentury.com, by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), or by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans). Shares may be purchased by electronic bank transfer, by check or by wire. You may receive redemption proceeds by electronic bank transfer or by check.

Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Financial intermediaries may open an account with $250, but may require their clients to meet different investment minimums. Broker-dealer sponsored wrap program accounts, fee based accounts, and employer-sponsored retirement plan accounts do not have a minimum purchase amount. The minimum initial investment amount for Coverdell Education Savings Accounts is $2,000 unless the account is opened through a financial intermediary.

There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.
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